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                                                                   EXHIBIT 25(b)

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

             -----------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

   111 EAST WACKER DRIVE, SUITE 3000
          CHICAGO, ILLINOIS                  60601                 36-4046888
(Address of principal executive offices)   (Zip Code)   I.R.S. Employer Identification No.

                                H. H. Hall, Jr.
                       1ll East Wacker Drive, Suite 3000
                            Chicago, Illinois 60601
                            Telephone (312) 228-9448
           (Name, address and telephone number of agent for service)



                         TEXAS-NEW MEXICO POWER COMPANY
              (Exact name of obligor as specified in its charter)

            TEXAS                                               75-0204070
  (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                           Identification No.)


4100 INTERNATIONAL PLAZA
P.O. BOX 2943
FORT WORTH, TEXAS                                                  76113
(Address of Principal Executive Offices)                         (Zip Code)


                              FIRST MORTGAGE BONDS
                      (Title of the Indenture Securities)


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                                   FORM T-1
                                   --------


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.
                Comptroller of the Currency
                Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers.
                Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None

ITEM 3-15 There is not nor has there been a default with respect to the securities under this Indenture. The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under such other Indentures.

ITEM 6. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-18235.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-18235.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-18235.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-18235.

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-18235.

         7. A copy of the latest report of condition of the Trustee, incorporated herein by reference to Exhibit 7 of Form T-1, Registration Number 333-51675.

         8. Not applicable.

         9. Not applicable.


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                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 23rd day of September, 1998.


                             U.S. BANK TRUST NATIONAL ASSOCIATION

                             By:  /s/ H. H. HALL, JR.
                                --------------------------------------------
                                 H. H. Hall, Jr.
                                 Vice President and Assistant Secretary



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